As filed with the Securities and Exchange Commission on February 15, 2008

Securities Act File No. 333-123257 Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 ☒
Pre-Effective Amendment No. ☐

Post Effective Amendment No. 21 ☒

and/or

Registration Statement Under the Investment Company Act of 1940 ☒

Amendment No. 25 ☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

99 Park Avenue, 8th Floor
New York, New York 10016
(Address of Principal Executive Offices)
(212) 687-5200
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
99 Park Avenue, 8th Floor
New York, New York 10016
(Name and Address of Agent for Service)

Copy to: Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐ Immediately upon filing pursuant to paragraph (b)

☒ On February 15, 2008 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On [date] pursuant to paragraph (a)(2) of rule 485

MARKET VECTORS ETF TRUST

PROSPECTUS

FEBRUARY 15, 2008

          Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF (the “Funds”) are distributed by Van Eck Securities Corporation and seek to track the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index and Lehman Brothers AMT-Free Pennsylvania Municipal Index, respectively, each of which is published by Lehman Brothers (“Lehman Brothers”). Lehman Brothers does not sponsor, endorse or promote the Funds and bears no liability with respect to any Fund or security. For more detailed information about the Funds, see the Statement of Additional Information for the Funds (“SAI”), which is incorporated by reference into this Prospectus. Additional information about each Fund’s investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

          Call Van Eck at 1.888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or the Funds’ annual or semi-annual reports, when available, by visiting the Van Eck website at www.vaneck.com/etf. Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1.202.551.8090.

          Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

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MARKET VECTORS ETF TRUST

          The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund’s shares, and, if given or made, the information or representations must not be relied upon as having been authorized by a Fund. Neither the delivery of this Prospectus nor any sale of shares of the Funds shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

          Dealers effecting transactions in each Fund’s shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver the Prospectus when acting as underwriters.

          This Prospectus offers shares of the Market Vectors ETF Trust. The Trust currently has nineteen investment portfolios. This Prospectus relates to shares of only four portfolios, Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF.

          The information contained herein regarding the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index and Lehman Brothers AMT-Free Pennsylvania Municipal Index (each, an “Index”) was provided by Lehman Brothers, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          This Prospectus, dated February 15, 2008, explains concisely the information you ought to know before investing in a Fund. We suggest that you keep it for future reference.

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OVERVIEW OF THE TRUST

          Market Vectors ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of nineteen investment portfolios. This Prospectus relates to the following four portfolios of the Trust (each a “Fund” and, together, the “Funds”): Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF. Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds.

          It is anticipated that the shares of each of the Funds will be listed on the American Stock Exchange (“Amex”) and will trade in the secondary market at prices that may differ to some degree from the net asset value (“NAV”) of the shares. Unlike conventional mutual funds, the Trust issues and redeems shares of each Fund (“Shares”) on a continuous basis at NAV only in large specified blocks each called a Creation Unit. Creation Units are issued and redeemed principally in-kind for securities generally included in each Fund’s respective Index or substantially similar to such securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Trust.

          The Funds may be suitable for long term investment in the market or market segment represented by each Fund’s respective Index. Shares of the Funds may also be used as an asset allocation or speculative trading vehicle. Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intraday basis and to be created and redeemed in-kind in Creation Units at each day’s market close. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally is not expected to lead to a tax event for shareholders.

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE MASSACHUSETTS MUNICIPAL INDEX ETF

Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Massachusetts Municipal Index (the “Massachusetts Index” or the “Index”). For a further description of the Massachusetts Index, see “The Lehman Brothers AMT-Free Massachusetts Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and other regulatory requirements. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, the Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Massachusetts Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Massachusetts Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Massachusetts Index, bonds must be rated Baa3/BBB-or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc.,

Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Massachusetts Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          Non-Diversified Risk. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Massachusetts Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund

          Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

          Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

          Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

          Interest Rate Risk. Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

          Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

          Massachusetts-Specific Risk. The Fund concentrates its investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Massachusetts is a densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and the current slow recovery period, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels and rates of unemployment.

          In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers.

          Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. The Commonwealth’s Budget Stabilization Fund ended fiscal year 2007 with a balance of $2.3 billion. The Commonwealth’s operating funds are now expected to post a surplus in fiscal year 2008, and the Budget Stabilization Fund is projected to remain at $2.2 billion at the end of fiscal year 2008.

          The Central Artery/Ted Williams Tunnel Project (“the Big Dig”), which involved replacing an elevated roadway in central Boston with a new underground expressway, was substantially completed in January 2006 after 14½ years of construction. However, a series of events have raised concerns relating to the quality of the construction on the project. A number of leaks have developed and, on July 10, 2006, a ceiling panel in one of the tunnels dislodged and fell, killing an automobile passenger. While the

Commonwealth anticipates that all costs associated with repairs will be recovered from contractors or insurance proceeds, the amount of recovery is unknown at this time and cannot be guaranteed.

          Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

          Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco Bond Risk. Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and (f) opposition to nuclear power.

          Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

          Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

          Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the municipal security market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

          Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of the Index.

          Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide or when the

Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

          Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares of the Fund will decline, more or less, in correspondence with any decline in value of the Index.

Performance

          The Fund has not yet commenced operations and therefore does not have a performance history.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder Information–Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.25%
Other Operating Expenses(c)	0.40%
Total Gross Annual Fund Operating Expenses(d)	0.65%
Fee Waivers and Expenses Assumption(e)	0.41%
Total Net Annual Fund Operating Expenses(e)	0.24%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (the “NSCC”) or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of average net assets per year at least until May 1, 2008.

(e)

The offering costs excluded from the 0.24% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$25
3	$167

Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $12,500 if the Creation Unit is redeemed after one year and $83,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE NEW JERSEY MUNICIPAL INDEX ETF

Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free New Jersey Municipal Index (the “New Jersey Index” or the “Index”). For a further description of the New Jersey Index, see “The Lehman Brothers AMT-Free New Jersey Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, the Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the New Jersey Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of New Jersey Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the New Jersey Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential New Jersey Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          Non-Diversified Risk. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the New Jersey Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund

          Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

          Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

          Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

          Interest Rate Risk. Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

          Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

          New Jersey-Specific Risk. The Fund concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey’s economy is closely tied to New York City’s economy and has benefited from an influx of jobs from New York City. New Jersey ranks third in financial services jobs, behind New York and Massachusetts. The Port of Elizabeth/Newark is the East Coast’s largest seaport and handles about one third of the nation’s ocean-going trade. Despite weakness in the State’s important pharmaceutical and telecommunications industries, unemployment in New Jersey remains below the national average (4.3% as of May 2007 versus the national average of 4.5%). The State’s high cost nature and slow population growth are often cited as impediments to higher economic growth.

          Better than expected tax collections and more conservative budgeting have improved the State’s financial profile in the past two years. However structural imbalance in the budget remains as a $2.5 billion gap is projected for fiscal year 2009. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.

          Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

          Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco Bond Risk. Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and (f) opposition to nuclear power.

          Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

          Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

          Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the municipal security market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

          Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of the Index.

          Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide or when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

          Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares of the Fund will decline, more or less, in correspondence with any decline in value of the Index.

Performance

          The Fund has not yet commenced operations and therefore does not have a performance history.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder Information–Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.25%
Other Operating Expenses(c)	0.40%
Total Gross Annual Fund Operating Expenses(d)	0.65%
Fee Waivers and Expenses Assumption(e)	0.41%
Total Net Annual Fund Operating Expenses(e)	0.24%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of average net assets per year at least until May 1, 2008.

(e)

The offering costs excluded from the 0.24% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$25
3	$167

Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $12,500 if the Creation Unit is redeemed after one year and $83,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE OHIO MUNICIPAL INDEX ETF

Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Ohio Municipal Index (the “Ohio Index” or the “Index”). For a further description of the Ohio Index, see “The Lehman Brothers AMT-Free Ohio Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, the Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ohio Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Ohio Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Ohio Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Ohio Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          Non-Diversified Risk. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Ohio Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund

          Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

          Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

          Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

          Interest Rate Risk. Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

          Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

          Ohio-Specific Risk. The Fund concentrates its investments in Ohio municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Ohio and their ability to pay principal and interest on their obligations. According to Economy.com, Ohio’s economy is growing slowly and is one of the weakest in the nation. Population growth remains very low and Ohio is one of the four slowest growing states in the nation. Recent census data indicates that in 2005 Ohio suffered the largest outflow of population since 1998. Ohio’s large exposure to the auto industry has been a drag on its economy as the industry continues to struggle. The last recession was more pronounced in Ohio and the State has still not made a full economic recovery. Ohio ranks among the nation’s highest for personal bankruptcy filings, mortgage foreclosures and mortgage delinquency rates according to FDIC.

          Ohio’s finances are somewhat tight. While Ohio’s 2005-2007 biennial budget was structurally balanced, two thirds of the State’s general fund-supported agencies will receive flat or reduced funding. Medicaid received no increase in fiscal year 2006 and 4% for fiscal year 2007. This was made possible by freezing nursing home, hospital, hospice and in home care at 2005 levels. Also, cost saving was available by moving to managed care, implementing co-pay for prescription drugs and emergency room visits and reducing medical disability assistance. The State continues to cut services in order to accommodate the reduction of revenue. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post employment benefits.

          Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

          Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco Bond Risk. Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and (f) opposition to nuclear power.

          Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

          Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

          Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the municipal security market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

          Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of the Index.

          Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide or when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

          Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares of the Fund will decline, more or less, in correspondence with any decline in value of the Index.

Performance

          The Fund has not yet commenced operations and therefore does not have a performance history.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder Information–Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.25%
Other Operating Expenses(c)	0.40%
Total Gross Annual Fund Operating Expenses(d)	0.65%
Fee Waivers and Expenses Assumption(e)	0.41%
Total Net Annual Fund Operating Expenses(e)	0.24%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of average net assets per year at least until May 1, 2008.

(e)

The offering costs excluded from the 0.24% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$25
3	$167

Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $12,500 if the Creation Unit is redeemed after one year and $83,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

MARKET VECTORS—LEHMAN BROTHERS AMT-FREE
PENNSYLVANIA MUNICIPAL INDEX ETF

Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Pennsylvania Municipal Index (the “Pennsylvania Index” or the “Index”). For a further description of the Pennsylvania Index, see “The Lehman Brothers AMT-Free Pennsylvania Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, the Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pennsylvania Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Pennsylvania Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Pennsylvania Index, bonds must be rated Baa3/BBB-or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Pennsylvania Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          Non-Diversified Risk. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Pennsylvania Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund

          Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

          Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

          Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

          Interest Rate Risk. Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

          Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

          Pennsylvania-Specific Risk. The Fund concentrates its investments in Pennsylvania municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Pennsylvania and their ability to pay principal and interest on their obligations. The Pennsylvania economy is exhibiting stable, albeit below average, growth. Though decreasing, manufacturing continues to play a large role in the Commonwealth’s economy, representing 11.7% of total employment in 2006, versus 10.4% nationally. Losses in manufacturing have been offset to a great extent by growth in the service industry. Education and health services now represent the largest sector of total employment for Pennsylvania at 18.3%. Slow population growth and aging infrastructure is expected to keep Pennsylvania’s economic growth below national levels for the foreseeable future.

          On July 5, 2004, Governor Rendell signed a bill into law allowing up to 61,000 slot machines at 14 sites around the state. The estimated $1 billion in annual revenues is earmarked to provide tax relief state-wide; however, operational, legal and political obstacles have slowed the implementation of this program. Pennsylvania’s debt ratios are currently considered to be average. However, planned issuance over the next few years is expected to increase the amount of debt outstanding by 39%, raising its debt levels to above average. The Commonwealth’s two largest cities, Philadelphia and Pittsburgh, have both experienced severe financial stress. Both are now subject to financial control boards and have had their credit ratings restored to investment grade. The Commonwealth and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits.

          Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

          Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco Bond Risk. Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and (f) opposition to nuclear power.

          Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

          Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

          Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the municipal security market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

          Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of the Index.

          Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide or when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

          Replication Management Risk. Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares of the Fund will decline, more or less, in correspondence with any decline in value of the Index.

Performance

          The Fund has not yet commenced operations and therefore does not have a performance history.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder Information–Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.25%
Other Operating Expenses(c)	0.40%
Total Gross Annual Fund Operating Expenses(d)	0.65%
Fee Waivers and Expenses Assumption(e)	0.41%
Total Net Annual Fund Operating Expenses(e)	0.24%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of average net assets per year at least until May 1, 2008.

(e)

The offering costs excluded from the 0.24% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses

1	$25
3	$167

Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $12,500 if the Creation Unit is redeemed after one year and $83,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

THE LEHMAN BROTHERS AMT-FREE MASSACHUSETTS MUNICIPAL INDEX

          The Massachusetts Index is a market size weighted index comprised of publicly traded Massachusetts municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Massachusetts Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Massachusetts Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Massachusetts Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          The composition of the Massachusetts Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Massachusetts Index without a reinvestment return until month end when it is removed from the Massachusetts Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Massachusetts Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupon received or accrued, expressed as a percentage of beginning market value. The Massachusetts Index is calculated and is available once a day.

THE LEHMAN BROTHERS AMT-FREE NEW JERSEY MUNICIPAL INDEX

          The New Jersey Index is a market size weighted index comprised of publicly traded New Jersey municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The New Jersey Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the New Jersey Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential New Jersey Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          The composition of the New Jersey Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the New Jersey Index without a reinvestment return until month end when it is removed from the New Jersey Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the New Jersey Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupon received or accrued, expressed as a percentage of beginning market value. The New Jersey Index is calculated and is available once a day.

THE LEHMAN BROTHERS AMT-FREE OHIO MUNICIPAL INDEX

          The Ohio Index is a market size weighted index comprised of publicly traded Ohio municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Ohio Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Ohio Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Ohio Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          The composition of the Ohio Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Ohio Index without a reinvestment return until month end when it is removed from the Ohio Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Ohio Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupon received or accrued, expressed as a percentage of beginning market value. The Ohio Index is calculated and is available once a day.

THE LEHMAN BROTHERS AMT-FREE PENNSYLVANIA MUNICIPAL INDEX

          The Pennsylvania Index is a market size weighted index comprised of publicly traded Pennsylvania municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Pennsylvania Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Pennsylvania Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Pennsylvania Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

          The composition of the Pennsylvania Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Pennsylvania Index without a reinvestment return until month end when it is removed from the Pennsylvania Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Pennsylvania Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupon received or accrued, expressed as a percentage of beginning market value. The Pennsylvania Index is calculated and is available once a day.

PORTFOLIO HOLDINGS

          A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

ADDITIONAL INVESTMENT STRATEGIES

          Each Fund will normally invest at least 80% of its total assets in fixed income securities contained in its respective Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and in swaps, options and futures contracts. Swaps, floaters, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective benchmark Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

          The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

          Leverage Risk. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its respective Index.

          Absence of Prior Active Market. Each Fund is a newly organized series of an investment company and thus has no operating history. While each Fund anticipates that its Shares will be listed on the Amex, there can be no assurance that active trading markets for the Shares will develop or be maintained. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

          Trading Issues. Trading in Shares on the Amex may be halted due to market conditions or for reasons that, in the view of the Amex, make trading in Shares inadvisable. In addition, trading in Shares on the Amex is subject to trading halts caused by extraordinary market volatility pursuant to Amex “circuit breaker” rules. There can be no assurance that the requirements of the Amex necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

          Fluctuation of Net Asset Value. The NAV of the Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Amex. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

MANAGEMENT

          Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

          Investment Manager. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Funds and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Funds. As of December 31, 2007, the Adviser managed approximately $10 billion in assets. The Adviser’s principal business address is 99 Park Avenue, 8th Floor, New York, New York 10016.

          A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the fiscal year ending April 30, 2008.

          For the services provided to each Fund under the Investment Management Agreement, each Fund will pay the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.25% for each Fund. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2008, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of its average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to the Funds’ Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

          Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the relevant Investment Management Agreement.

          Distributor. Van Eck Securities Corporation is the distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information-Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

          The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Neither Mr. Colby nor Mr. Mazier manages any other accounts of any type for the Adviser. Because each Fund is new, Messrs. Mazier and Colby will be serving as the portfolio managers of each Fund since their inception. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION

Determination of Net Asset Value

          The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day after the close of trading (ordinarily 4:00 p.m., Eastern time) of the Amex.

          Each Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Each Fund believes that timely and reliable market quotations are generally not readily available to each Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. U.S. municipal securities may be valued as of the announced closing time for trading in municipal instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s benchmark Index. This may adversely affect a Fund’s ability to track its benchmark Index.

Buying and Selling Exchange-Traded Shares

          It is anticipated that the Shares of each of the Funds will be listed on the Amex. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

          DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

          Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy limiting purchases and redemptions, the Board of Trustees evaluated the nature of the Funds (i.e., a fund whose shares are expected to trade intra-day). In particular, the Board of Trustees considered that, unlike traditional mutual funds, the Funds generally issue and redeem their Shares at the NAV per Share for a basket of securities intended to mirror each Fund’s portfolio, plus a small amount of cash, and Shares may be purchased and sold in the secondary market at prevailing market prices.

          Given this structure, the Board of Trustees determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders. However, creations and redemptions of Creation Units consisting of a significant amount of cash, although expected to be rare, could create the potential for market timing with its negative impact to the Funds and their shareholders.

Creation and Redemption of Creation Units

          The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit.” A Creation Unit consists of 50,000 Shares. The Funds generally issue and redeem Creation Units only in-kind in exchange for a portfolio of fixed income securities included in each respective benchmark Index and a relatively small cash payment. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds. See “Shareholder Information—Buying and Selling Exchange-Traded Shares” and “—Procedures for Creation of Creation Units.”

          Fund Deposits. The consideration for creation of Creation Units of the Funds generally consists of the in-kind deposit of a portfolio of fixed income securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”) and together with the Deposit Securities, the “Fund Deposit.” The specified Deposit Securities generally will correspond pro rata, to the extent practicable, to the component securities of a Fund. As described below, the Deposit Securities will be made available by the Administrator through the facilities of the NSCC immediately prior to the opening of business each day of the Amex. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities and may include an additional payment as described in the Funds’ SAI.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, pre-refunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. There is no assurance that such relief will be granted.

          Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant; and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the date on which a creation (or redemption order, as discussed below) is placed (the “Transmittal Date”).

          Acceptance of Creation Order. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person.

          All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

          Creation Transaction Fee. A fixed creation transaction fee of $500, which is paid to the Funds (the “Creation Transaction Fee”), is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations currently of up to four times the Creation Transaction Fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the “cash in lieu” portion of its investment. See “Creation and Redemption of Creation Units” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes. Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Units” in the Funds’ SAI.

          Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a day on which the Amex is open for trading and only through a Participating Party or DTC Participant, who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Amex (currently 9:30 a.m. Eastern time) on each day that the Amex is open for business, the securities held by a Fund (“Fund Securities”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The specified Fund Securities generally will correspond pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth hereof in each Fund’s “Principal Investment Objective and Strategies–Indexing Investment Approach” regarding the division of each Fund’s underlying Index into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

          Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchasers of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged for cash redemptions or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors should refer to “Creation and Redemption of Creation Units” in the Funds’ SAI for details regarding the logistics of redemption orders.

          Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. Deliveries of Fund Securities to redeeming investors generally will be made within three business days.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

          Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information “Creation and Redemption of Creation Units” in the Funds’ SAI.

Distributions

          Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

          The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

          Net investment income is typically distributed to shareholders monthly while capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

          Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Tax Matters

          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in a Fund is through a tax-exempt entity or taxed deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

          Taxes on Distributions. The Funds expect to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

          Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, nontax-exempt distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains, regardless of how long you have held the Shares. Long-term capital gains are currently taxed at a maximum noncorporate rate of 15%. Absent further legislation, the maximum rate of 15% tax rate long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

          If you lend your Fund Shares pursuant to securities lending or similar arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. Consult your financial intermediary or tax adviser, before entering into such arrangements.

          Exempt-interest dividends from the Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

          Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

          Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          If you are not a citizen or resident alien of the United States, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. The Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during foreign person’s taxable year. However, the Funds do not expect to pay significant amounts of “interest-related dividends” or “short-term capital gains dividends.” The provisions contained in the legislation relating to dividends to non-U.S. persons would apply to dividends with respect to taxable years of the Fund beginning before January 1, 2008.

          By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your tax liability, provided certain required information is furnished to the Internal Revenue Service.

          Taxes on the Sale of Exchange-Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

          Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange, and the exchanger’s aggregate basis in the securities surrendered, taking into consideration the cash component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchangor’s basis in the Creation Units and the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

          Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

          If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

          The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

LICENSE AGREEMENT

          The Adviser has entered into a licensing agreement with Lehman Brothers (the “Licensor”) to use the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index and Lehman Brothers AMT-Free Pennsylvania Municipal Index. Each Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.

          Lehman Brothers and Lehman Brothers Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on the Amex. The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

FINANCIAL HIGHLIGHTS

          The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

GENERAL INFORMATION

          The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

          Clifford Chance US LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and will audit the Funds’ financial statements annually.

Additional Information

          This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the Edgar database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. These documents and other information concerning the Trust also may be inspected at the offices of the Amex (86 Trinity Place, New York, New York 10006).

          The SAI for these Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for these Funds is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, each Fund’s distributor, at 99 Park Avenue, New York, NY 10016 or by calling the distributor at the following number: Investor Information: 1.888. MKT.VCTR (658-8287).

          Shareholder inquiries may be directed to a Fund in writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

          The Funds’ SAI will be available through their website at www.vaneck.com/etf.

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated February 15, 2008

          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated February 15, 2008 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 99 Park Avenue, 8th Floor, New York, New York 10016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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TABLE OF CONTENTS
(Continued)

- ii -

          The information contained herein regarding the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index and Lehman Brothers AMT-Free Pennsylvania Municipal Index (each, an “Index”) and Lehman Brothers, the Index Provider, was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          Lehman Brothers and Lehman Brothers Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on the American Stock Exchange (the “Amex”). The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of nineteen investment series. This SAI relates to four investment series, Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF (each a “Fund,” and collectively, the “Funds”). The Funds invest in municipal securities consisting of some or all of the component securities of each Fund’s respective benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). It is anticipated that the Shares of each Fund will be listed on the Amex and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

INVESTMENT POLICIES AND RESTRICTIONS

Bonds

          The Funds invest a substantial portion of their assets in U.S.-registered, dollar denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

Municipal Securities

          The Funds will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors each Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options and Swap Agreements

          The Funds may utilize futures contracts, options and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined below) believes to be representative of each Fund’s respective benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Liquid futures contracts are not currently available for the benchmark Index of each Fund. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Funds will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of each Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage- related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Funds may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          In addition, each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

          In addition to the investment restrictions and policy adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.	Make short sales of securities.

4.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in municipal bonds that are in the relevant market but not the Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risks of Investing in the Funds” and “Additional Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections in the Prospectus.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, each Fund’s use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust is portfolio holdings in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

          Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

          Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and (f) opposition to nuclear power.

          Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

          Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Special Considerations Regarding Massachusetts

          Summary. The information summarized below describes some of the more significant factors that could affect the Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF or the ability of the obligors to pay debt service. The sources of such information are the official statements of the Commonwealth of Massachusetts (the “Commonwealth”), as well as other publicly available documents and statements of public information contained in such statements and documents. The Adviser is not aware of facts which would render such information taken as a whole inaccurate in any material respect.

          Fiscal Matters. The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with U.S. generally accepted accounting principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non bond and non federal grant revenues of the Commonwealth. These funds are referred to herein as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

          The Commonwealth’s budgeted operating funds for fiscal 2004, 2005, 2006 and 2007 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $1.140 billion, $594 million, $721 million and $(831) million and positive fund balances of $1.893 billion, $2.487 billion, $3.208 billion and $2.377 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $22.848 billion, $23.779 billion, $25.585 billion and $26.493 billion, respectively.

          The Commonwealth’s fiscal 2008 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2008 budgeted expenditures and other uses will total approximately $26.712 billion, and budgeted revenues and other sources will total approximately $26.727 billion.

          Massachusetts State Taxes. The major components of state taxes are the income tax, the sales and use tax, and the corporations and other business and excise taxes.

          Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and the Commonwealth and its political subdivisions is exempt from taxation.

          On April 6, 2004, the Supreme Judicial Court held that the effective date of an act amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Legislation adopted on December 8, 2005 delays the effective date of the 2002 capital gains tax rate increase in a manner that complies with the Supreme Judicial Court decision. Pursuant to the legislation, the rate increase will now be effective for tax years beginning on or after January 1, 2003. As a result of the legislation, certain taxpayers with capital gains transactions in the portion of the 2002 tax year after April 30, 2002 may be entitled to refunds. The Department of Revenue has estimated that the amount of such refunds will be approximately $60.5 million in each year from fiscal 2007 through 2009.

          Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

          Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997, are required to be credited to the Boston Convention and Exhibition Center Fund.

          Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 budget, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax, not including meals taxes, with an inflation-adjusted floor, is dedicated to the Massachusetts Bay Transportation Authority under a trust fund.

          Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one percent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority to fund school building assistance.

          Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 2002 through 2006 were lower than the “allowable state tax revenue limit” set by Chapter 62F and are expected to be lower than the allowable limit in fiscal 2007.

          Chapter 62F was amended by the fiscal 2003 budget and the fiscal 2004 budget to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding account to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget required that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

          In fiscal 2006, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $18.592 billion, exceeding the “permissible tax revenue” limit of $18.540 billion by $52.2 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

          As of December 31, 2006, actual state tax revenue has not exceeded the “permissible state tax revenue” limit set by Chapter 62F.

          Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2006, the aggregate property tax levy grew from $3.347 billion to $9.983 billion, a compound annual growth rate of 4.47%.

          Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

          Local Aid; Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“Local Aid”) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds. In fiscal 2007, approximately 18.8% of the Commonwealth’s projected budget is allocated to direct local aid.

          As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2007, the Commonwealth will provide a total of $3.505 billion through the program. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct Local Aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until fiscal 2005, the state’s share of school building construction costs was also included in direct Local Aid. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

          In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, funding for road construction and the costs of courts and district attorneys that formerly had been paid by the counties.

          Commonwealth Expenditures

          Budgeted Expenditures. Fiscal 2004 budgeted expenditures were $22.848 billion. Fiscal 2005 expenditures were $23.779 billion. Fiscal 2006 budgeted expenditures were $25.584 billion. Fiscal 2007 budgeted expenditures were $27.685 billion.

          In addition to spending in the budgeted operating funds, the Commonwealth had significant “off budget” expenditures in fiscal year 2007 of dedicated sales taxes transferred to the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority, in the amounts of $734 million and $557.4 million, respectively, and $359.4 million of off-budget expenditures in the Medicaid program.

          Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost-of-living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

          Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule (discussed below) assumes that annual increases of 3% will be approved. The fiscal 2006 budget authorized a 3% cost of living increase. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%.

          Employee Contributions. The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation - 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996, and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired on or after January 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

          Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2023.

          The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2023, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments.

          The current funding schedule approved for fiscal 2005, is based upon a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year. The schedule is as follows:

Funding Schedule for Pension Obligations (in thousands)

Fiscal Year	Payments	Fiscal Year	Payments

2005	$1,216,936	2015	$1,936,059
2006	1,274,675	2016	2,028,266
2007	1,335,176	2017	2,124,903
2008	1,398,573	2018	2,226,183
2009	1,465,004	2019	2,332,332
2010	1,534,617	2020	2,443,587
2011	1,607,565	2021	2,560,194
2012	1,684,010	2022	2,682,414
2013	1,764,121	2023	2,810,519
2014	1,848,075

          It is expected that the next funding schedule will be submitted in January 2008 for use in connection with the fiscal 2009 budget.

          Valuation of Pension Obligation. On September 26, 2006, the Public Employee Retirement Administration Commission (PERAC) released its actuarial valuation of the total pension obligation as of January 1, 2006. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $14.488 billion, including approximately $3.769 billion for the State Employees’ Retirement System, $9.104 billion for the Massachusetts Teachers’ Retirement System, $1.182 billion for Boston Teachers and $433.0 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2006 to be approximately $50.865 billion (comprised of $20.407 billion for state employees, $27.788 billion for state teachers, $2.237 billion for Boston Teachers and $433.0 million for cost-of-living increases). Total assets were valued at approximately $36.376 billion based on a five-year average valuation method, which equaled 93.2% of the January 1, 2006 total asset market value.

          On March 15, 2007, PERAC released an actuarial valuation dated January 1, 2007 of the State Employee’s Retirement System’s portion of the total pension obligation. The valuations of the Massachusetts Teachers’ Retirement System and Boston Teachers’ portions, as well as local cost-of-living adjustments, which together represent more than half of the total valuation, are expected to be released in September, 2007. The unfunded actuarial accrued liability as of January 1, 2007 for the State Employees’ Retirement System was $3.2 billion; the total actuarial accrued liability for this system as of January 1, 2007 was $21.7 billion. The valuation method was the same as the method used in the 2006 valuation, except that the actuarial value of assets was determined so as not to be less than 90% or greater than 110% of market value. In prior valuations, the asset corridor was 85% to 115% of the market value. This change resulted in a decrease in unfunded liability of $295 million.

          Commonwealth Post Employment Obligations Other Than Pensions.  New accounting standards will require the Commonwealth to begin disclosing its liability for other post employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The report presented two separate calculations of the Commonwealth’s OPEB liability, depending on whether the liability would be prefunded in a manner meeting the requirements of GASB Statement No. 45.

          According to the June 2006 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2006 is $13.287 billion. If pre-funding is assumed, the actuarial accrued liability is reduced to $7.562 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under pre-funding, the annual required contribution was calculated in June, 2006 to commence at $702.9 million for fiscal 2006 and projected to increase to $1.205 billion for fiscal 2016. The independent actuarial firm updated these projections on January 24, 2007 for the purpose of providing estimates for the Governor’s fiscal 2008 budget recommendations. If pre-funding is assumed, the annual required contribution was calculated to be $763.1 million in fiscal 2008, increasing to $1.223 billion in fiscal 2016.

          Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution will be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. The January 24, 2007 update reported that if no pre-funding is assumed, the Commonwealth will be required to record a projected $1.203 billion expense in fiscal 2008, increasing to $2.818 billion in fiscal 2016.

          In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% and declining to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

          The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

          The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 8.25% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth would have to enact legislation providing for the escrowing of annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

          Commonwealth Long-Term Liabilities

          Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

          Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

          As of April 2, 2007, the amount of Commonwealth debt and debt related to general obligation contract assistance liabilities was $18.282 billion, consisting of approximately $15.265 billion of general obligation debt, $1.288 billion of special obligation debt, $1.728 billion of federal grant anticipation notes and $78 million of debt related to general obligation contract assistance liabilities. In addition to the long-term liabilities described above, the Commonwealth also has contingent liabilities for certain bonds and notes of the Massachusetts Bay Transportation Authority, 15 regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and two higher education building authorities.

          Commonwealth Capital Spending

          Capital Investment Plan. The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth’s debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit was $1.25 billion in fiscal 2007. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the “CA/T Project”), the Boston and Springfield convention centers and other projects.

          Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the CA/T Project, a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the “Central Artery”), formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the “Ted Williams Tunnel”) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

          The CA/T project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. The completion of the surface roadways is expected to occur by June, 2007. Other remaining work is expected to be completed by October, 2007, except for one park and certain other project elements, which are expected to be completed in 2010.

          Through fiscal 2006, $14.206 billion has been expended on CA/T project costs. Current estimates identify to-go cash flow needs of $297 million in fiscal 2007, $260 million in fiscal 2008 and $35 million thereafter. This includes project cost increases as a result of changes in scope and delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T project staff and contractors to address the remediation of the July, 2006 incident described below. The updated finance plan being developed is expected to identify the sources of funding for such cash flow needs. Since federal funds have not been received on the schedule previously anticipated, the Commonwealth has made funds available to the CA/T project to bridge the ultimate receipt of federal funds. The Commonwealth expects to continue this practice, to the extent necessary, until the federal funds are received.

          On July 10, 2006, panels fell from the ceiling of the eastbound Interstate 90 connector tunnel that leads to the Ted Williams Tunnel, causing the death of an automobile passenger. The incident caused substantial property damage and resulted in other significant costs. There are ongoing federal and state investigations. Following the incident and pursuant to a new state law, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Interstate 90 connector tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T project, and the Legislature appropriated $20 million to fund the audit, which is ongoing. Repairs and other work related to the July, 2006 incident are expected to cost $54 million. These costs are currently being borne by the Commonwealth. There are additional costs being incurred by the Commonwealth and the Turnpike Authority related to the July, 2006 incident. While the Commonwealth and the Turnpike Authority anticipate that all such costs are subject to recovery, the amount of such recovery is unknown at this time.

          In addition, the Massachusetts Port Authority (Massport), which has agreed to acquire certain portions of the CA/T project consisting of roadways, viaducts and other structures located at Logan International Airport in East Boston, has advised the Commonwealth that it is not satisfied with the condition of certain of these facilities. The Turnpike Authority has budgeted what it believes to be the cost of addressing needed repairs to the property being transferred to Massport in order to address Massport issues that the Turnpike Authority accepts, and some of this work is already scheduled to be done. At present, the Turnpike Authority and Massport are negotiating a schedule for completing the work and transferring the property. The $50 million portion of the purchase price for the property that Massport has not already paid is expected to be paid in progress payments as the work is done, with the first payment of at least $25 million by June 30, 2007. It should be noted that this will not directly affect the CA/T project’s cash flow, since the Commonwealth advanced the $50 million to the project several years ago in anticipation of reimbursement by Massport.

          Additional quality issues may emerge as the safety audit and other investigations proceed. Formulating estimates of needed contingencies is an inexact process.

          Recent Developments. The Commonwealth ended fiscal 2007 with a surplus of $190.9 million. The Legislature suspended the requirement in state finance law that 0.5% of total fiscal 2007 tax revenues be deposited in the Stabilization Fund and instead mandated that $90.9 million be deposited in the Stabilization Fund, with the remaining $100 million being split among the Alternative and Clean Energy Investment Trust Fund ($43 million), the Life Sciences Investment Fund ($15 million), the Emerging Technology Fund ($15 million), the Affordable Housing Trust Fund ($10 million), the Smart Growth Housing Trust Fund ($10 million) and the Cultural Facilities Fund ($7 million).

          For fiscal 2007, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.335 billion. The balance reflects the $90.9 million transfer described above, as well as $89.5 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserve fund balances of $451.3 million (including the $100 million in transfers described above) and undesignated fund balances of $114.7 million. The total ending fund balance in the budgeted operating funds was $2.901 billion.

          On October 19, 2007, the Governor approved $212.1 million in supplemental fiscal 2007 appropriations to fund a number of administration initiatives, including $116.5 million to fund recently approved collective bargaining agreements, $20 million for legal services provided by private counsel in the Commonwealth, $16 million for costs at MassHealth, the state’s Medicaid program, $13 million for an endowment incentive program at the state’s higher education colleges and universities, $8.7 million for the reimbursement of underground storage tank cleanup projects, $7.8 million to fund a reserve associated with certain pending litigation, $6.9 million to fund recommended initiatives at the Department of Correction and $23.2 million in other programs and services. These appropriations are all authorized to be expended through June 30, 2008. The October 19, 2007 legislation also authorized $60 million of previously appropriated funds for expenditure through June 30, 2008.

          Tax revenue collections for fiscal 2007 totaled $19.736 billion, an increase of $1.249 billion or 6.8% over fiscal 2006. The tax revenue increase of $1.249 billion over fiscal 2006 is attributable in large part to an increase of approximately $500.2 million, or 6.2%, in withholding collections, an increase of approximately $161.5 million, or 8.3%, in income tax estimated payments, an increase of approximately $275.8 million, or 16.3%, in income tax payments with returns and bills, an increase of approximately $61.1 million, or 1.5%, in sales and use tax collections, an increase of approximately $220.6 million, or 9.8%, in corporate and business collections and an increase of $51.3 million, or 2.9%, in miscellaneous tax collections. Preliminary fiscal 2007 tax collections exceeded the fiscal 2007 tax revenue estimate of $19.300 billion issued by the Executive Office for Administration and Finance on January 30, 2007 by $436.3 million.

          Other Factors. Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth.

Special Considerations Regarding Ohio

          The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

          There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Much of this information is as of January 23, 2008, particularly debt figures and other statistics.

          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

          In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%). In November 2007, the State unemployment rate was higher than the national rate (5.6% vs. 4.7%). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

          The GRF ending fund balance for fiscal 2007 was $215,534,000.

          Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)

1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

          Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

          1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

          2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the ITRF.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

          In March 2001, new lowered revenue estimates for fiscal 2001 and for fiscal 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

          2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower anticipated levels of receipts from certain major revenue sources.

          Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for fiscal 2002 and $763,000,000 for fiscal 2003. Executive and legislative actions taken to address those shortfalls included:

•

Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•

December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate $40,000,000 annually beginning in fiscal 2003.

          Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in fiscal 2002 and $1.15 billion in fiscal 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for fiscal 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRS of the then remaining BSF balance ($607,000,000) as needed in fiscal 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the fiscal 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in fiscal 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in fiscal 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in fiscal 2003.

          Fiscal 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving fiscal 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in fiscal 2003).

          On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

          Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional fiscal 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the fiscal (expressly excepted were appropriations for or relating to debt service on State obligations).

          The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

          To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

          Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

          The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

          Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

          2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

          Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal 2004 and limited one-time increases in fiscal 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal 2003 or the amount that would have been distributed under the standard formula.

          The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

          The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in fiscal 2004 and 2005, respectively.

          Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for fiscal 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for fiscal 2004 and by $372,700,000 (1.48%) for fiscal 2005, the Governor ordered fiscal 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional fiscal 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

          The State ended fiscal 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in fiscal 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final fiscal 2005 GRF revenue came in $67,400,000 above that revised estimate. With fiscal 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended fiscal 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

          2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•

Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

          The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

          The State ended fiscal 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of fiscal 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of fiscal 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

          Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

•

Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

          The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over the next three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF will fund the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of those anticipated tobacco receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through fiscal 2025. Except for fiscal 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

          OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

          The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

          By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

          A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

          In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in fiscal 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

          State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $16,700,825 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $137,590,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

          A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,516 in fiscal 2008.

          Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

          Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

          In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

          With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

          On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

          The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

          Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscals in which appropriations cutbacks were imposed.

          School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

          The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

          To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

          Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for fiscal 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for fiscal 1993.

          Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

          State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in fiscal 2008 over 2007 and 3.8% in fiscal 2009 over 2008.

          Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in fiscal 2004, $645,137,000 in fiscal 2005, $646,276,000 in fiscal 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in fiscal 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

          In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in fiscal 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In fiscal 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

          Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently nine school districts in fiscal emergency status and thirteen in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

          Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

          Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of fiscal 2003 and there is no further State liability.

          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Pennsylvania

          This section briefly describes current economic trends in Pennsylvania, as described in the Official Statement, dated December 13, 2007, relating to the Commonwealth of Pennsylvania General Obligation Bonds, Second Series A of 2007, Second Series B of 2007 and First Refunding Series of 2007.

          Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries. Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy. Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

          The population of Pennsylvania experienced a slight increase in the period 1997 through 2006. Persons 65 or older comprise 15.2% of Pennsylvania’s population, compared with 12.4% of the United States population. The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2006 mid-year population estimate residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

          The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

          The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

          The following financial information is based on the Commonwealth’s budgetary basis financial data.

          Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were

$24,053.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

          The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9 percent. Personal income tax receipts grew by $1,013 million or 13.1 percent over fiscal year 2004 revenues. Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts. During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7 percent, which generally reflected improvements in the overall state and national economy. Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5 percent over fiscal year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million. Earnings from investments and revisions to the Commonwealth’s escheat program continued to provide revenues well in excess of the estimate for fiscal year 2005. Various revisions to the Commonwealth’s escheat program were enacted as part of the fiscal year 2003 and 2004 budgets. These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years. Additionally, significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4 percent from fiscal year 2004 levels.

          Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

          During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million.

          Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005. Intergovernmental transfer proceeds increased $3,819 million or 5.5 percent, while funding from additional sources decreased $253.3 million or 63 percent, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states. General Fund revenues grew $1,563 million or 6.3 percent during fiscal year 2006 when measured on a year-over-year basis. Corporate tax receipts grew $425.8 million over estimate, an 8.9 percent surplus to the year-to-date estimate. Personal income taxes were $342.6 million over the estimate, a surplus of 3.7 percent versus the year-to-date estimate. Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8 percent from the fiscal year estimate. Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5 percent based in part on continuation of a strong housing market within the Commonwealth. Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3 percent, due primarily to lower than projected earnings from the Commonwealth’s escheats program. Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5 percent from the fiscal year 2005 reserves. At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

          In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

          Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in fiscal year 2006, compared to $697.9 million in fiscal year 2005. In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005. The ending unappropriated balance was $514.1 million for fiscal year 2006.

          General fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus was $530.9 million as of June 30, 2007.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006. Intergovernmental transfer proceeds decreased $199 million or 27 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76 percent, primarily due to increased transfers from other state funds. General Fund revenues grew $1,595 million or 6.2 percent during fiscal year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6 percent over estimate for the fiscal year. Year-over-year growth in corporate taxes were 5.6 percent during fiscal year 2007 as corporate net income tax collections grew 8.3 percent and gross receipts tax collections grew 12.4 percent but receipts from the capital stock and franchise tax declined 7.5 percent on a year-over-year basis. The decline in capital stock and franchise tax receipts was due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0 percent versus the year-to-date estimate, while year-over year growth in personal income tax receipts was 7.7 percent. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17 percent from the fiscal year estimate. Sales tax collections grew 3.1 percent during fiscal year 2007. A softening in the housing market let to realty transfer tax revenues growing by only 3.4 percent during fiscal year 2007. Non-tax revenues of the Commonwealth grew by 58 percent during the fiscal year, let by increased liquor store profits and earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2007 were $1,050 million, an increase of 1.4 percent from the fiscal year 2006 reserves. At the end of fiscal year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006. The ending unappropriated balance was $530.9 million for fiscal year 2007.

          The adopted fiscal year 2008 budget provides appropriations and executive authorizations totaling $27,162.1 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $26,640.6 million. The $521.5 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning balance. The year ending unappropriated balance is currently estimated to be $7.1 million for fiscal year 2008.

          The fiscal year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4 percent growth in gross domestic product from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million or approximately 1.2 percent prior to reserves for funds. The below average growth that is projected for fiscal year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in fiscal year 2008 projected receipts by approximately $241 million. Further, Act 44, which was enacted on July 18, 2007, altered the funding of public mass transit systems in the Commonwealth. Act 44 dedicates 4.4 percent of all sales and use tax receipts and transfers these funds to the newly created Public Transportation Trust Fund. It is estimated that $321 million in sales tax receipts that formerly were deposited into the General Fund will now be deposited into the Public Transportation Trust Fund. Finally, the enacted budget for fiscal year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8 percent, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7 and 0.6 percent respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

          The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

          General obligation debt of the Commonwealth outstanding as of June 30, 2007 totaled approximately $7.83 billion.

          The Commonwealth maintains two contributory benefit pension plans. The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations. The Public School Employees’ Retirement System (“PSERS”) covers all public school employees. Membership in the applicable retirement system is generally mandatory for the covered employees. Employers and employees contribute jointly to these retirement programs. Annual actuarial valuations are required by state law. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary. The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions. At the close of fiscal year 2002, the unfunded actuarial accrued liability was ($1,848) million for SERS and ($2,500) million for PSERS. At the close of fiscal year 2005, the unfunded actuarial accrued liability for SERS was $2,216 million and for PSERS was $12,163 million.

          Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including the following:

•	In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities.

•

In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution, but stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

•

Dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

•	A civil rights action brought against two state troopers for the shooting of a twelve year-old boy.

          The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

          No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

          As of December 13, 2007, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Special Considerations Regarding New Jersey

          New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

          New Jersey’s economy continued to expand steadily in 2006, but at a slower pace compared to the steady economic recovery in 2005. New Jersey’s payroll employment increased at an average rate of

0.9% last year after growing at 1.0% in 2005. The average unemployment rate for New Jersey was 4.6% in 2006 compared to 4.5% in 2005. According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated June 21, 2007, the preliminary growth rate for New Jersey’s personal income of 6.1% for the first quarter of 2007 was above the revised 5.6% rate for the fourth quarter 2006 but remains below the growth rate of 6.3% for the first quarter of 2006. The rate of inflation in New Jersey is expected to remain modest. Low interest rate have supported spending on housing and other consumer durables in New Jersey. However, if interest rates increase in 2007, it would have a moderating influence on interest-sensitive spending in the economy. The weakness in the housing sector has persisted through June 2007, and if this trend continues, it may have a softening effect on real consumer spending in 2007. New Jersey’s economy is expected to follow the national trend, with the nation leading the way in 2007. Despite near-term uncertainties in the economic outlook, the economies of New Jersey and the nation are expected to continue expanding at a moderate but steady pace in 2007 and improve in 2008. New Jersey and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall further if consumers, investors, and businesses become more concerned about geopolitical tensions. To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on the assumption of stable energy prices and financial markets, along with supportive monetary and fiscal policies, geopolitical stability and no drastic fall off in the housing sector. However, the fundamentals of New Jersey’s economic health remain stable and the long run prospects for economic growth beyond 2007 are favorable.

          New Jersey’s Budget and Appropriation System - Current Operating Expenses.

          The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2004 was $376.5 million, for fiscal year 2005 was $461.7 million and for fiscal year 2006 was $1,216.7 million. For fiscal year 2007 and 2008, the balance in the undesignated General Fund is estimated to be $1,047.9 and $102.5 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

          Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $2,500,000,000 of such notes for fiscal 2008. New Jersey has issued notes in the amount of $2,000,000,000 on September 13, 2007. The notes shall be payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

          New Jersey Capital Project Financings

          General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain New Jersey tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2007 was

$2,832,059,928. The appropriation for the debt service obligation on outstanding projected indebtedness is $438.8 million for fiscal 2008.

          Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal 2008, the amount appropriated for this purpose is $1,280.5 million.

          Other Long Term Debt Obligations of New Jersey

          “Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities. As of June 30, 2007, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,764,685,000 and fiscal 2008 debt service subject to “moral obligation” is $82,212,057.

          Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

          New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) pursuant to the Municipal Rehabilitation and Economic Recovery Act the NJEDA is authorized to issue bond for the purpose of making loans and grants to sustain economic activity in qualified municipalities; (vii) pursuant to the Business Employment Incentive Program Act, the NJEDA is authorized to issue bonds to provide funds for the payment of, among other things, certain business employment incentive grants in consideration of the attainment of certain employment promotion targets; (viii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); and (ix) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

          New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

          New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation, subject to appropriation of the New Jersey Legislature.

          New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

          New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriations by the New Jersey Legislature.

          Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriations by the New Jersey Legislature.

          New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

          Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues. In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. The State’s obligation to make payments under the swap agreements is subject to appropriation by the New Jersey Legislature.

          New Jersey Certificates of Participation. New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

          New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

          Department of Human Services Programs. The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

          Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

          Counties and Municipalities

          Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

          The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

          The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less. However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

          Additionally, new legislation constituting P.L. 2007, c.62, effective April 3, 2007, imposes a 4% cap on the tax levy of a municipality, county, fire district or solid waste collection district, with certain exceptions and subject to a number of adjustments. The exclusions from the limit include increases required to be raised for debt service on the local unit’s bonds and notes, increases to replace certain lost state aid, increases in certain pension contributions, increases in the reserve for uncollected taxes required for municipalities, and certain increases in health care costs over 4%. The Division may approve waivers for certain extraordinary costs identified by statute, and voters may approve increases over 4% not otherwise permitted by a vote of 60% of the voters voting on a public question.

          Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

          School Districts

          Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

          New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities, including, without limitation, the new legislation constituting P.L. 2007, c.62, effective April 3, 2007, discussed above. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

          Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

          School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

          If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

          In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

          School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

          New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools (the “Fund”). Amendments to the Act provide that the Fund will be divided into two school bond reserve accounts. All bonds issued prior to July 1, 2003 shall be benefited by a school bond reserve account funded in an amount equal to 1-1/2% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued prior to July 1, 2003 and all bonds issued on or after July 1, 2003 shall be benefited by a school bond reserve account equal to 1% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued on or after July 1, 2003, provided in each case, that such amounts do not exceed the moneys available in the applicable account. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

          Local Financing Authorities

          Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

          Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

          Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

          Pollution Control Bonds. In the 1970s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

          Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

          Litigation of the State of New Jersey

          General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

          New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $134,900,000 for tort and medical malpractice claims pending as of December 31, 2006. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this SAI.

Tax Risks

          As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

          There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

          In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state’s exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the current term of the United States Supreme Court, which commenced on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by a Fund to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of a Fund’s shares.

Municipal Insurance

          A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

          Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

          Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

          Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective benchmark Index if the Index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Amex is satisfied by the fact that the prospectus is available at the Amex upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Funds is contained under the headings “Principal Risks of Investing in the Funds,” “Additional Risks of Investing in the Funds,” “Shareholder Information—Determination of Net Asset Value” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Funds anticipate that their Shares will be traded in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Amex necessary to maintain the listing of Shares of the Funds will continue to be met.

          The Amex may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Amex, makes further dealings on the Amex inadvisable. In addition, the Amex will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the Amex, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Amex are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular Amex trading hours based on the most recently reported prices of Fund Securities. The Funds are not involved in or responsible for the calculation or dissemination of the Intra-Day Optimized Portfolio Value and make no warranty as to the accuracy of the Intra-Day Optimized Portfolio Value.

          The Intra-Day Optimized Portfolio Value has a net other assets value component, which is summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Intra-Day Optimized Portfolio Value. The net other assets value component consists of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

David H. Chow 50*	Trustee	Since 2006	Chief Investment Officer, Torch Hill Investment Partners (private equity firm), September 2007 to present; Managing Partner, Lithos Capital Partners LLC (private equity firm), January 2006 to September 2007; Managing Director, DanCourt Management LLC (strategy consulting firm), March 1999 to present; Managing Director, AIG Horizon Partners, LLC (venture capital firm), May 2000 to July 2002.	19	None.

R. Alastair Short 54*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September	28	None.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.

Richard D. Stamberger 48*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc.	28	None.

1	The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

*	Member of the Audit Committee.

Interested Trustees

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Jan F. van Eck[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck	19	Director, Greylock Capital Associates LLC.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Absolute Return Advisers Corp.

1	The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

4	“Interested person” of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Charles T. Cameron 47	Vice President	Since 2006	Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith Carlson 51	Chief Executive Officer and President	Since 2006

President, Van Eck Associates Corporation and President, Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 — May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 — March 2003; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, Mackenzie Investment Management Inc., April 1985-December 2002. President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 —December 2002; Chairman/Director/President, Ivy Mackenzie Services Corporation, June 1993 —

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 — December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President	Since 2006	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer	Since 2006

Chief Compliance Officer, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since December 2006; Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since April 2005; Second Vice President, Investment Reporting, TIAA-CREF, January 1996 — April 2005; Senior Manager, Audits, Grant Thornton, December 1993 – January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 — December 1993; Officer of three other investment companies advised by the Adviser.

Joseph J. McBrien 59	Senior Vice President and Secretary	Since 2006

Senior Vice President, General Counsel and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 — November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President	Since 2006	Vice President, Van Eck Associates Corporation since November 2006; Vice

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

and Treasurer

President and Director of Mutual Fund Accounting and Administration, PFPC, March 2000 to November 2006; First Vice President and Treasurer, Zweig Mutual Funds, March 1995 to December 1999; Vice President and Director of Mutual Fund Accounting and Administration, The Bank of New York, December 1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon 33	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp. since August 2006, Associate, Schulte Roth & Zabel LLP, July 2004 — July 2006; Associate, Carter Ledyard & Milburn LLP, September 2001 — July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 52	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck(3) 43	Executive Vice President	Since 2006

President of Worldwide Hard Assets Fund series and the Worldwide Real Estate Fund series of Van Eck Worldwide Insurance Trust and the Global Hard Assets Fund series of Van Eck Funds; Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC.

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Jan F. van Eck(3) 44	Executive Vice President	Since 2006

Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corporation; Director, Greylock Capital Associates LLC.

1	The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Officers are elected yearly by the Trustees.

3	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met six times during the calendar year ended December 31, 2007.

          The Board has an Audit Committee consisting of three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (an “Independent Trustee”). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof, (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit, (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the calendar year ended December 31, 2007.

          The Board also has a Nominating and Corporate Governance Committee, consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee, (ii) review and define Independent Trustee qualifications, (iii) review the qualifications of individuals serving as Trustees on the Board and its committees, (iv) develop corporate governance guidelines for the Trust and the Board, (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board.

The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each Fund and in all registered investment companies overseen by the Trustee is shown below.

Name Of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2007)	Aggregate Dollar Range Of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2007)

David H. Chow	$50,001 – $100,000	$50,001 – $100,000
R. Alastair Short	None	$10,001 – $50,000
Richard D. Stamberger	$10,001 – $50,000	Over $100,000
Jan F. van Eck	$10,001 – $50,000	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ending December 31, 2008. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$0	$40,000	N/A	N/A	$40,000
R. Alastair Short	$40,000	$0	N/A	N/A	$90,500
Richard D. Stamberger	$26,250	$8,750	N/A	N/A	$92,500
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(2)	Because the Funds have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

         Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Amex via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds will be available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q will be available through the Funds’ website, at www.vaneck.com or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an IPO or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds will be available through the Fund’s website, at www.vaneck.com, or by writing to

99 Park Avenue, 8th Floor, New York, New York 10016. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.25% for each Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2008, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of its average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Term. The Investment Management Agreement continues in effect until May 12, 2008. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Legal Investigations and Proceedings. In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

          In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 99 Park Avenue, New York, New York 10016 and investor information can be obtained by calling 1888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Funds offering their Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Neither Mr. Colby nor Mr. Mazier manages any other accounts of any type for the Adviser. Because each Fund is new, Messrs. Mazier and Colby will be serving as the portfolio managers of each Fund since their inception. The Adviser does not believe that management of the Funds presents a material conflict of interest for the portfolio managers or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of the date of this SAI, Mr. Colby and Mr. Mazier did not own any Shares of the Funds.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See “Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF—Principal Investment Objective and Strategies,” and “Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF—Principal Investment Objective and Strategies,” “in the Funds’ Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC

Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the Amex and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Amex.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE and the Amex are open for business. As of the date of the Prospectus, the NYSE and the Amex observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a portfolio of fixed income securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”). The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          As described below, the Administrator, through the National Securities Clearing Corporation (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Amex (currently 9:30 a.m., New York time), the names and required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, pre-refunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. There is no assurance that such relief will be granted.

          Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the Deposit Securities, the Administrator, through the National Securities Clearing Corporation (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e. a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the Amex (“Closing Time”) (ordinarily 4:00 p.m. New York time) (10:00 a.m. for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Placement of Creation Orders

          Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m., on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the cash in lieu portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See each Fund’s “Principal Risks of Investing in the Fund” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Amex (currently 9:30 a.m., Eastern time) on each day that the Amex is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The specified Fund Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

          Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders

          Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. (10:00 a.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of Net Asset Value.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Amex (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

          Each Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Each Fund believes that timely and reliable market quotations are generally not readily available to each Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. U.S. municipal securities may be valued as of the announced closing time for trading in municipal instruments on any day that the Securities Industry and Financial Markets Association (“SIMFA”) announces an early closing time. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s benchmark Index. This may adversely affect a Fund’s ability to track its benchmark Index.

          In computing each Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

          As of the date of this SAI, the Adviser beneficially owned all of the voting securities of each Fund.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Tax Matters.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Fund Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund.

          If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain their tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. If addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          The Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by the Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income.

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service” will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of thirteen investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 99 Park Avenue, 8th Floor, New York, NY 10016.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP is counsel to the Trust and have passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP serves as the Trust’s independent registered public accounting firm.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Adopted July 30, 2003
Amended April 20, 2004
Amended April 14, 2005

INTRODUCTION

          Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

          When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person.)

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

          All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

          The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

          The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	–	proxy statements received;

	–	identifying number for the portfolio security;

	–	shareholder meeting date;

	–	brief identification of the matter voted on;

	–	whether the vote was cast on the matter and how the vote was cast;

	–	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	–	records of written client requests for information on how VEAC voted proxies on behalf of the client;

	–	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

	–	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

           Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

           If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

A.	The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

	•	long-term corporate performance record relative to a market index;

	•	composition of board and key board committees;

	•	nominee’s investment in the company;

	•	whether a retired CEO sits on the board; and

	•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

	•	corporate governance provisions and takeover activity;

	•	board decisions regarding executive pay;

	•	director compensation;

	•	number of other board seats held by nominee; and

	•	interlocking directorships.

	B.	Chairman and CEO are the Same Person

          Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.	Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

          Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

	•	stock ownership positions.

	H.	Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

	I.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

	J.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

	A.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

	A.	Ratifying Auditors

          Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

          Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

	A.	Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting. Generally, vote for proposals to permit cumulative voting.

B.	Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

          Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.	Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

	I.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

	J.	White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

	K.	Confidential Voting

          Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

	L.	Equal Access

          Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

	M.	Bundled Proposals

          Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

	N.	Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

	A.	Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

          Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C.	Reverse Stock Splits

          Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D.	Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

          Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

          Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

	•	Change In Control – Will the transaction result in a change in control of the company?

	•	Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

	I.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

          In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

	A.	Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

	B.	Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

	C.	Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

	D.	Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

	E.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

	F.	Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

	G.	Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

	H.	Employee Stock Ownership Plans (ESOPS)

          Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

	I.	401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

	A.	Voting on State Takeover Statutes

          Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

	B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings A. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

	•	anticipated financial and operating benefits;

	•	offer price (cost vs. premium);

	•	prospects of the combined companies;

	•	how the deal was negotiated; and

	•	changes in corporate governance and their impact on shareholder rights.

	B.	Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

	C.	Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

	D.	Asset Sales

          Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

	E.	Liquidations

          Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

	F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

	G.	Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

	A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

	B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

	C.	Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

	D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

          In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

          In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

          In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)	Amended and Restated Declaration of Trust.*
(b)	Bylaws of the Trust.*
(c)	Not applicable.
(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors – Gold Miners ETF).*
(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors – Gold Miners ETF).***
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**
(e)(2)	Form of Participant Agreement.*
(f)	Not applicable.
(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*
(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*
(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*
(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).***
(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).****

(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Agribusiness ETF and Market Vectors – Global Nuclear Energy ETF).*****
(i)(4)

Opinion of Clifford Chance US LLP (with respect to Market Vectors – Lehman Brothers Intermediate Municipal ETF, Market Vectors–Lehman Brothers Long Municipal ETF, Market Vectors – Lehman Brothers 1-5 Year Municipal ETF, Market Vectors – Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors – Lehman Brothers California Municipal ETF and Market Vectors – Lehman Brothers New York Municipal ETF). *******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Coal ETF and Market Vectors – Gaming ETF). †
(i)(6)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF). ††

(j)(1)

Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).****

(j)(2)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).****
(j)(3)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Global Agribusiness ETF and Market Vectors – Global Nuclear Energy ETF). *****

(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.

(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics.***

*	Incorporated by the reference to the Registrant’s Registration Statement filed on April 28, 2006.

**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.

***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.

****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.

*****	Incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2007.

******	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.

*******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.

†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.

††	Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 26. Business and Other Connections of Investment Manager

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 27. Principal Underwriters

(a)

Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of three series: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund); Worldwide Insurance Trust (which is comprised of five series: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund); and Van Eck Funds, Inc. (which has one series, Mid Cap Value Fund).

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter

Keith J. Carlson 99 Park Avenue New York, NY 10016	President

Susan Lashey 99 Park Avenue New York, NY 10016	Vice President

Joseph McBrien 99 Park Avenue New York, NY 10016	Senior Vice President, General Counsel and Secretary

Peter Moeller 99 Park Avenue New York, NY 10016	Senior Vice President

Jonathan R. Simon 99 Park Avenue New York, NY 10016	Vice President and Associate General Counsel

Bruce J. Smith	Senior Vice President, Chief Financial Officer,

Name and Principal Business Address	Positions and Offices with Underwriter

99 Park Avenue New York, NY 10016	Treasurer and Controller

Jan F. van Eck 99 Park Avenue New York, NY 10016	Director, Executive Vice President and Chief Compliance Officer

Derek S. van Eck 99 Park Avenue New York, NY 10016	Director and Executive Vice President

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of February, 2008.

MARKET VECTORS ETF TRUST

By:	/s/ Keith J. Carlson*

Keith J. Carlson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	February 15, 2008

David H. Chow

/s/ R. Alastair Short*	Trustee	February 15, 2008

R. Alastair Short

/s/ Richard D. Stamberger*	Trustee	February 15, 2008

Richard D. Stamberger

/s/ Jan F. van Eck*	Trustee	February 15, 2008

Jan F. van Eck

/s/ Keith J. Carlson*	President and Chief Executive Officer	February 15, 2008

Keith J. Carlson

/s/ Bruce J. Smith*	Chief Financial Officer	February 15, 2008

Bruce J. Smith

*By:	/s/ Jonathan R. Simon

Jonathan R. Simon
Attorney-in-Fact

EXHIBIT INDEX

(a)	Amended and Restated Declaration of Trust.*
(b)	Bylaws of the Trust.*
(c)	Not applicable.
(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors – Gold Miners ETF).*
(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors – Gold Miners ETF).***
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**
(e)(2)	Form of Participant Agreement.*
(f)	Not applicable.
(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*
(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*
(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*
(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).***
(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).****
(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Agribusiness ETF and Market Vectors – Global Nuclear Energy ETF).*****
(i)(4)

Opinion of Clifford Chance US LLP (with respect to Market Vectors – Lehman Brothers Intermediate Municipal ETF, Market Vectors–Lehman Brothers Long Municipal ETF, Market Vectors – Lehman Brothers 1-5 Year Municipal ETF, Market Vectors – Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors – Lehman Brothers California Municipal ETF and Market Vectors – Lehman Brothers New York Municipal ETF). *******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Coal ETF and Market Vectors – Gaming ETF). †
(i)(6)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF). ††

(j)(1)

Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).****

(j)(2)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).****
(j)(3)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Global Agribusiness ETF and Market Vectors – Global Nuclear Energy ETF). *****

(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics.***

*	Incorporated by the reference to the Registrant’s Registration Statement filed on April 28, 2006.

**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.

***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.

****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.

*****	Incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2007.

******	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.

*******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.

†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.

††	Filed herewith.